UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.  20549

                          FORM 8-K

                       CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): July 23, 1999



  Commission  Registrant; State of
  File        Incorporation; Address;          IRS Employer
  Number      and Telephone Number             Identification Number
  ----------  --------------------------       ---------------------

  1-13739     UNISOURCE ENERGY CORPORATION     86-0786732
              (An Arizona Corporation)
              220 West Sixth Street
              Tucson, AZ  85701
              (520) 571-4000

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On   July  23,  1999,  UniSource  Energy  Corporation
(UniSource Energy) completed the sale of its holdings of NewEnergy, Inc. (NewEnergy), formerly New Energy Ventures, Inc., to The AES Corporation (AES). UniSource Energy had owned a 50% interest in NewEnergy through its wholly-owned subsidiary, MEH Corporation (MEH).

     Under the terms of the sale, MEH received approximately $50 million in consideration, consisting of 473,918 shares of AES common stock having a market value as of July 23, 1999 of approximately $27.0 million, and secured promissory notes issued by NewEnergy totaling $22.8 million, payable over two years. UniSource Energy expects to recognize a pre-tax gain on the transaction of approximately $34 million in the third quarter of 1999.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(b) Pro forma financial information.

     Schedule 1 hereto.

(c) Exhibits.

      Exhibit 2 - Agreement and Plan of Merger, dated as  of
June  17,  1999  among The AES Corporation,  NV  Acquisition
Corporation, New Energy Ventures, Inc., and the stockholders of New Energy Ventures, Inc.

                                                                 Schedule 1

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
--------------------------------------------------------------------------

The following pro forma financial information illustrates the estimated effect of the NewEnergy sale on the historical income statements and balance sheet. The Pro Forma Statements of Income (Loss) for the three months ended March 31, 1999 and the year ended December 31, 1998 give the pro forma effect of the NewEnergy sale as if it occurred on December 31, 1997. The Pro Forma Balance Sheet at March 31, 1999 gives the pro forma effect of the NewEnergy sale as if it had occurred on March 31, 1999. The Pro Forma Financial Statements do not purport to show the results of operations or financial position of UniSource Energy that would have actually been obtained had such transactions been completed as of the assumed periods and for the period presented or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and assumptions that we believe are reasonable. The Pro Forma Financial Statements should be read in conjunction with UniSource Energy's 1998 Form 10-K.

UNISOURCE ENERGY CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS

                                        Three Months Ended March 31, 1999
                                        ---------------------------------
                                        Historical  Adjustments  Pro Forma
                                        ----------  -----------  ---------
                                               - Thousands of Dollars -
Operating Revenues
 Retail Customers                        $ 128,651               $ 128,651
 Sales for Resale                           31,859                  31,859
                                         ---------               ---------
    Total Operating Revenues               160,510                 160,510
                                         ---------               ---------
Operating Expenses
 Fuel and Purchased Power                   54,919                  54,919
 Capital Lease Expense                      25,461                  25,461
 Amortization of Springerville
  Unit 1 Allowance                          (8,729)                 (8,729)
 Other Operations                           23,623                  23,623
 Maintenance and Repairs                     9,637                   9,637
 Depreciation and Amortization              23,081                  23,081
 Taxes Other Than Income Taxes              12,154                  12,154
 Income Taxes                               (2,559)                 (2,559)
                                         ---------               ---------
    Total Operating Expenses               137,587                 137,587
                                         ---------               ---------
      Operating Income                      22,923                  22,923
                                         ---------               ---------
Other Income (Deductions)
 Income Taxes                                 (232)                   (232)
 Interest Income                             1,638                   1,638
 Unregulated Energy Businesses - Net        (2,793)       $719 (1)  (2,074)
 Other                                         658                     658
                                         ---------   ---------   ---------
    Total Other Income (Deductions)           (729)        719         (10)
                                         ---------   ---------   ---------
Interest Expense
 Long-Term Debt                             16,325                  16,325
 Interest Imputed on Losses Recorded at
  Present Value                              8,748                   8,748
 Other                                       2,649                   2,649
                                         ---------               ---------
    Total Interest Expense                  27,722                  27,722
                                         ---------    ---------  ---------
Net Loss                                 $  (5,528)       $719   $  (4,809)
                                         =========    =========  =========
Average Shares of
 Common Stock Outstanding (000)             32,287                  32,287
                                         =========               =========
Basic and Diluted Loss per Share         $   (0.17)              $   (0.15)
                                         =========               =========

See Notes to Pro Forma Condensed Consolidated Financial Statements.

UNISOURCE ENERGY CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME


                                           Year Ended December 31, 1998
                                           ----------------------------
                                         Historical  Adjustments  Pro Forma
                                         ----------  -----------  ---------
                                               - Thousands of Dollars -
Operating Revenues
 Retail Customers                       $ 625,407               $ 625,407
 Sales for Resale                         143,269                 143,269
                                        ---------               ---------
    Total Operating Revenues              768,676                 768,676
                                        ---------               ---------
Operating Expenses
 Fuel and Purchased Power                 255,527                 255,527
 Capital Lease Expense                    104,045                 104,045
 Amortization of Springerville
  Unit 1 Allowance                        (30,522)                (30,522)
 Other Operations                         109,170                 109,170
 Maintenance and Repairs                   36,143                  36,143
 Depreciation and Amortization             90,358                  90,358
 Taxes Other Than Income Taxes             50,395                  50,395
 Income Taxes                              18,372                  18,372
                                        ---------               ---------
    Total Operating Expenses              633,488                 633,488
                                        ---------               ---------
      Operating Income                    135,188                 135,188
                                        ---------               ---------
Other Income (Deductions)
 Income Taxes                               4,537                   4,537
 Interest Income                           10,866                  10,866
 Unregulated Energy Businesses - Net       (8,109)    $10,473 (1)   2,364
 Other                                      3,150                   3,150
                                        ---------   ---------   ---------
    Total Other Income (Deductions)        10,444      10,473      20,917
                                        ---------   ---------   ---------
Interest Expense
 Long-Term Debt                            72,672                  72,672
 Interest Imputed on Losses
   Recorded at Present Value               34,179                  34,179
 Other                                     10,749                  10,749
                                        ---------               ---------
    Total Interest Expense                117,600                 117,600
                                        ---------   ---------   ---------
Net Income                              $  28,032     $10,473   $  38,505
                                        =========   =========   =========
Average Shares of
 Common Stock Outstanding (000)            32,178                  32,178
                                        =========               =========
Basic Earnings per Share                $    0.87               $    1.20
                                        =========               =========
Diluted Earnings per Share              $    0.87               $    1.19
                                        =========               =========
See Notes to Pro Forma Condensed Consolidated Financial Statements.

UNISOURCE ENERGY CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                                                    March 31, 1999
                                                    --------------
                                         Historical  Adjustments  Pro Forma
                                         ----------  -----------  ---------
                                               - Thousands of Dollars -
ASSETS
Utility Plant
  Plant in Service                     $2,250,056               $2,250,056
  Utility Plant Under Capital Leases      886,902                  886,902
  Construction Work in Progress            82,007                   82,007
                                       ----------               ----------
Total Utility Plant                     3,218,965                3,218,965
  Less Accumulated Depreciation
   and Amortization                    (1,310,511)              (1,310,511)
                                       ----------               ----------
    Total Utility Plant - Net           1,908,454                1,908,454

Investments and Other Property            116,070     $35,579(1)   151,649

Current Assets                            243,369                  243,369

Deferred Debits                           304,761                  304,761
                                       ----------  ----------   ----------
Total Assets                           $2,572,654     $35,579   $2,608,233
                                       ==========  ==========   ==========
CAPITALIZATION AND OTHER LIABILITIES
Capitalization
  Common Stock                         $  641,089               $  641,089
  Accumulated Deficit                    (399,522)    $21,383(2)  (378,139)
                                       ----------  ----------   ----------
  Common Stock Equity                     241,567      21,383      262,950
  Capital Lease Obligations               869,649                  869,649
  Long-Term Debt                        1,183,198                1,183,198
                                       ----------  ----------   ----------
Total Capitalization                    2,294,414      21,383    2,315,797

Current Liabilities                       144,669                  144,669

Deferred Credits and Other Liabilities    133,571      14,196(3)   147,767
                                       ----------  ----------   ----------
Total Capitalization and
 Other Liabilities                     $2,572,654     $35,579   $2,608,233
                                       ==========  ==========   ==========


See Notes to Pro Forma Condensed Consolidated Financial Statements.

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------


Notes to the Pro Forma Condensed Consolidated Statements of Income (Loss):
--------------------------------------------------------------------------

(1) The adjustment of $719,000 and $10,473,000 for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively:

 - Removes the NewEnergy losses recorded, net of tax, amounting to $550,000 and $9,171,000 for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively.

 - Includes the interest income on the promissory notes from NewEnergy amounting to $281,000 and $2,166,000 for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively. The promissory notes are payable to MEH. The activity of MEH is included in Unregulated Energy Businesses - Net on the income statements.

 - Reflects the income taxes associated with the interest income on the promissory notes from NewEnergy. The income taxes amount to $112,000 and $864,000 for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively.

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of March 31,
1999:
--------------------------------------------------------------------------

(1) The adjustment of $35,579,000:
 - Removes the $14,234,000 investment in NewEnergy and related notes receivable.
 - Records the consideration received from the sale of NewEnergy consisting of:
   - - $22,800,000 of secured promissory notes from NewEnergy payable over two years.
   - - $27,013,000 of AES stock valued as of July 23, 1999, the actual sale date.

(2) The adjustment of $21,383,000 reflects the after-tax gain on sale of NewEnergy as if NewEnergy had been sold at March 31, 1999.

(3) The adjustment of $14,196,000 adjusts deferred income taxes to reflect the sale of NewEnergy.

                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               UNISOURCE ENERGY CORPORATION
                               ----------------------------
                                       (Registrant)


Date: August 9, 1999                /s/ Ira R. Adler
                               ----------------------------
                                        Ira R. Adler
                               Executive Vice President and
                                Principal Financial Officer